UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                     ----------------------------------



                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                 Date of Report (Date of earliest event reported):
                                 August 14, 1997




                                 CAVALIER HOMES, INC.
                               -----------------------
               (Exact name of registrant as specified in its charter)



                                       Delaware
                                     -----------
                   (State or other jurisdiction of incorporation)




        1-9792                                                    63-0949734
       --------                                                  ------------
    (Commission File No.)                      (IRS Employer Identification No.)




  Highway 41 North & Cavalier Road
          Addison, Alabama                                            35540
-----------------------------------                                  -------
(Address of principal executive offices)                            (Zip Code)



                                 (205) 747-1575
                                ----------------
              (Registrant's telephone number including area code)


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Item 5.  Other Events.

         On August 14, 1997,  the  Registrant  executed an Agreement and Plan of
Merger,  dated as of  August  14,  1997  (the  "Merger  Agreement"),  among  the
Registrant,  Belmont  Homes,  Inc. a  Mississippi  corporation  ("Belmont")  and
Crimson Acquisition Corp., a wholly owned subsidiary of Registrant ("Sub"), pursuant to which, among other things, (a) Sub will merge with and into Belmont,
(b) Belmont will be the surviving corporation in the merger and become a wholly owned subsidiary of Registrant, and (c) each shareholder of Belmont will be entitled to receive a number of shares of Registrant common stock in exchange for shares of Belmont's common stock pursuant to an agreed upon exchange ratio of 0.80 shares of Registrant common stock for each outstanding share of Belmont common stock. The combination is intended to qualify as a tax-free reorganization to the shareholders of Belmont and will be accounted for as a pooling of interests.

                  The Board of Directors of the Registrant has unanimously approved the Merger Agreement. The merger is subject to Hart-Scott-Rodino clearance, approval by the stockholders of the Registrant and the shareholders of Belmont, and certain other conditions.

                  For further information concerning the merger and the Merger Agreement, see Exhibit 2 hereto, which is incorporated herein by reference. The description of the Merger Agreement contained in this Item 5 is qualified in its entirety by reference to such Exhibit 2.

Item 7.  Financial Statements and Exhibits.

                  (c).     Exhibits.

                           Exhibit 2 -  Agreement  and Plan of Merger,  dated as
                                        of   August  14,  1997,  among  Cavalier
                                        Homes, Inc., Crimson Acquisition Corp., and Belmont Homes, Inc.

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                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    CAVALIER HOMES, INC.



Date:  August 19, 1997              /s/ David A. Roberson
       ---------------              ---------------------
                                    David A. Roberson - President
                                    and Chief Executive Officer

Date:  August 19, 1997              /s/ Michael R. Murphy
       ---------------              ---------------------
                                    Michael R. Murphy - Chief Financial Officer
                                    (Principal Accounting Officer)

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                                INDEX TO EXHIBITS


Exhibit                             Description

2 Agreement and Plan of Merger, dated as of August 14, 1997, among Cavalier Homes, Inc., Crimson Acquisition Corp., and Belmont Homes, Inc.

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